FTI Consulting, Inc. Fourth Quarter and Full Year 2018 Earnings Conference Call Exhibit 99.1

Cautionary Note about Forward-Looking Statements This presentation includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which involve uncertainties and risks. Forward-looking statements include statements concerning our plans, objectives, goals, strategies, future events, future revenues, future results and performance, expectations, plans or intentions relating to acquisitions, share repurchases and other matters, business trends and other information that is not historical, including statements regarding estimates of our future financial results. When used in this presentation, words such as “estimates,” “expects,” “anticipates,” “projects,” “plans,” “intends,” “believes,” “forecasts” and variations of such words or similar expressions are intended to identify forward-looking statements. All forward-looking statements, including, without limitation, estimates of our future financial results, are based upon our expectations at the time we make them and various assumptions. Our expectations, beliefs and projections are expressed in good faith, and we believe there is a reasonable basis for them. However, there can be no assurance that management’s expectations, beliefs and estimates will be achieved, and the Company’s actual results may differ materially from our expectations, beliefs and estimates. Further, preliminary results are subject to normal year-end adjustments. The Company has experienced fluctuating revenues, operating income and cash flows in prior periods and expects that this will occur from time to time in the future. Other factors that could cause such differences include declines in demand for, or changes in, the mix of services and products that we offer, the mix of the geographic locations where our clients are located or where services are performed, fluctuations in the price per share of our common stock, adverse financial, real estate or other market and general economic conditions, and other future events, which could impact each of our segments differently and could be outside of our control, the pace and timing of the consummation and integration of future acquisitions, the Company’s ability to realize cost savings and efficiencies, competitive and general economic conditions, retention of staff and clients, new laws and regulations, or changes thereto, including the 2017 U.S. Tax Cuts and Jobs Act (“2017 Tax Act”), and the risks described under the heading "Part I, Item 1A Risk Factors" in the Company's Annual Report on Form 10-K for the year ended December 31, 2018, filed with the Securities and Exchange Commission (“SEC”) and in the Company's other filings with the SEC, including the risks set forth under "Risks Related to Our Reportable Segments" and "Risks Related to Our Operations.” We are under no duty to update any of the forward-looking statements to conform such statements to actual results or events and do not intend to do so.

Fourth Quarter 2018:
Financial Review

All numbers in $000s, except for per share data and percentages

	Q4 2018		Q4 2017		% Variance	Percentage Change in Revenues Excluding the Estimated Impact of Foreign Currency Translation for Q4 2018 vs. Q4 2017
Consolidated Results						
Revenues	$	504,993	$	467,711	*8.0%*	*9.0%*
Net Income	$	23,724	$	66,888	*-64.5%*	
Earnings per Diluted Share	$	0.61	$	1.78	*-65.7%*	
Adjusted Earnings per Diluted Share [1]	$	0.83	$	0.78	*6.4%*	
Adjusted EBITDA [1]	$	53,656	$	55,511	*-3.3%*	
Adjusted EBITDA Margin [1]		*10.6%*		*11.9%*	—	
Segment Results						
Corporate Finance & Restructuring						
Revenues	$	144,784	$	130,532	*10.9%*	*12.1%*
Adjusted Segment EBITDA	$	24,281	$	25,756	*-5.7%*	
Adjusted Segment EBITDA Margin		*16.8%*		*19.7%*	—	
Forensic and Litigation Consulting						
Revenues	$	132,083	$	120,869	*9.3%*	*10.1%*
Adjusted Segment EBITDA	$	21,479	$	23,613	*-9.0%*	
Adjusted Segment EBITDA Margin		*16.3%*		*19.5%*	—	
Economic Consulting						
Revenues	$	128,396	$	121,051	*6.1%*	*7.0%*
Adjusted Segment EBITDA	$	12,109	$	14,284	*-15.2*	
Adjusted Segment EBITDA Margin		*9.4%*		*11.8%*	—	
Technology						
Revenues	$	41,720	$	40,915	*2.0%*	*2.8%*
Adjusted Segment EBITDA	$	2,674	$	2,973	*-10.1%*	
Adjusted Segment EBITDA Margin		*6.4%*		*7.3%*	—	
Strategic Communications						
Revenues	$	58,010	$	54,344	*6.7%*	*8.7%*
Adjusted Segment EBITDA	$	11,297	$	10,526	*7.3%*	
Adjusted Segment EBITDA Margin		*19.5%*		*19.4%*	—	

F T I CONSULTING

[1] See "Financial Tables" and "End Notes: FTI Consulting Non-GAAP Financial Measures " for the reconciliations and definitions of Adjusted Earnings Per Diluted Share and Adjusted EBITDA, which are non-GAAP financial measures, to the most directly comparable GAAP measures, and for the definition of Adjusted EBITDA Margin.

3

Full Year 2018: Financial Review FY 2018 FY 2018 FY 2017 FY 2017 % Variance Percentage Change in Revenues Excluding the Estimated Impact of Foreign Currency Translation for FY 2018 vs. FY 2017 Consolidated Results Revenues $ 2,027,877 $ 1,807,732 12.2% 11.6 % Net Income $ 150,611 $ 107,962 39.5 % Earnings per Diluted Share $ 3.93 $ 2.75 42.9 % Adjusted Earnings per Diluted Share (1) $ 4.00 $ 2.32 72.4 % Adjusted EBITDA (1) $ 265,703 $ 192,038 38.4 % Adjusted EBITDA Margin (1) 13.1% 10.6 % Segment Results Corporate Finance & Restructuring Revenues $ 564,479 $ 482,041 17.1% 16.9 % Adjusted Segment EBITDA $ 121,660 $ 82,863 46.8 % Adjusted Segment EBITDA Margin 21.6% 17.2% — Forensic and Litigation Consulting Revenues $ 520,333 $ 462,324 12.5% 12.3 % Adjusted Segment EBITDA $ 96,821 $ 72,705 33.2 % Adjusted Segment EBITDA Margin 18.6% 15.7% — Economic Consulting Revenues $ 533,979 $ 496,029 7.7% 6.8 % Adjusted Segment EBITDA $ 69,955 $ 61,964 12.9 % Adjusted Segment EBITDA Margin 13.1% 12.5% — Technology Revenues $ 185,755 $ 174,850 6.2% 5.9 % Adjusted Segment EBITDA $ 27,387 $ 22,171 23.5 % Adjusted Segment EBITDA Margin 14.7% 12.7% — Strategic Communications Revenues $ 223,331 $ 192,488 16.0% 14.4 % Adjusted Segment EBITDA $ 42,918 $ 27,732 54.8 % Adjusted Segment EBITDA Margin 19.2% 14.4% — All numbers in $000s, except for per share data and percentages (1) See “Financial Tables” and “End Notes: FTI Consulting Non-GAAP Financial Measures ” for the reconciliations and definitions of Adjusted Earnings Per Diluted Share and Adjusted EBITDA, which are non-GAAP financial measures, to the most directly comparable GAAP measures, and for the definition of Adjusted EBITDA Margin.

Cash Position and Capital Allocation Snapshot: As of December 31, 2018, September 30, 2018 and December 31, 2017 (1) Total debt excludes the impact of unamortized deferred debt issue costs of $6.7 million, $10.0 million and $3.7 million as of December 31, 2018, September 30, 2018, and December 31, 2017, respectively, and excludes the impact of unamortized deferred debt discount of $44.0 million and $46.1 million as of December 31, 2018 and September 30, 2018, respectively, related to our 2.0% convertible senior notes due 2023. (2) See “Financial Tables” and “End Notes: FTI Consulting Non-GAAP Financial Measures” for the reconciliation and definition of Free Cash Flow, which is a non-GAAP financial measure, to the most directly comparable GAAP measure. All numbers in $000s, except for DSOs As of December 31, 2018 As of December 31, 2018 As of September 30, 2018 As of September 30, 2018 As of December 31, 2017 As of December 31, 2017 Cash and cash equivalents $ 312,069 $ 505,867 $ 189,961 Accounts receivable, net $ 554,608 $ 623,397 $ 522,878 Days sales outstanding ("DSO") 93 93 104 104 91 91 Net cash provided by operating activities $ 230,672 $ 120,857 $ 147,625 Purchases of property and equipment $ (32,270) $ (11,621) $ (32,004) Purchase and retirement of common stock $ (55,738) $ (15,000) $ (168,094) Total Debt (1) $ 316,250 $ 616,250 $ 400,000 Free Cash Flow (2) $ 198,402 $ 109,236 $ 115,621

Financial Tables

Reconciliation of Net Income to Adjusted Net Income and Earnings Per Diluted Share to Adjusted Earnings Per Diluted Share: Three Months Ended December 31, 2018 and December 31, 2017 (1) See “End Notes: FTI Consulting Non-GAAP Financial Measures” for the definitions of Adjusted Net Income and Adjusted Earnings per Diluted Share, which are non-GAAP financial measures. All numbers in $000s, except for per share data Three Months Ended December 31, 2018 Three Months Ended December 31, 2018 Three Months Ended December 31, 2017 Three Months Ended December 31, 2017 Net income $ 23,724 $ 66,888 Special charges — 10,811 Tax impact of special charges — (3,635) Loss on early extinguishment of debt 9,072 — Tax impact of loss on early extinguishment of debt (2,359) — Non-cash interest expense on convertible notes 2,080 — Tax impact of non-cash interest expense on convertible notes (534) — Impact of 2017 Tax Act — (44,870) Adjusted Net Income (1) $ 31,983 $ 29,194 Earnings per Diluted Share $ 0.61 $ 1.78 Special charges — 0.29 Tax impact of special charges — (0.10) Loss on early extinguishment of debt 0.23 — Tax impact of loss on early extinguishment of debt (0.06) — Non-cash interest expense on convertible notes 0.06 — Tax impact of non-cash interest expense on convertible notes (0.01) — Impact of 2017 Tax Act — (1.19) Adjusted Earnings per Diluted Share (1) $ 0.83 $ 0.78 Weighted average number of common shares outstanding—diluted 38,628 37,643

Reconciliation of Net Income to Adjusted Net Income and Earnings Per Diluted Share to Adjusted Earnings Per Diluted Share: Year Ended December 31, 2018 and December 31, 2017 Year Ended December 31, 2018 Year Ended December 31, 2018 Year Ended December 31, 2017 Year Ended December 31, 2017 Net income $ 150,611 $ 107,962 Special charges — 40,885 Tax impact of special charges — (13,570) Loss on early extinguishment of debt 9,072 — Tax impact of loss on early extinguishment of debt (2,359) — Remeasurement of acquisition-related contingent consideration — 702 Tax impact of remeasurement of acquisition-related contingent consideration — (269) Non-cash interest expense on convertible notes 3,019 — Tax impact on non-cash interest expense on convertible notes (775) — Gain on sale of business (13,031) — Tax impact of gain on sale of business 6,798 — Impact of 2017 Tax Act — (44,870) Adjusted Net Income (1) $ 153,335 $ 90,840 Earnings per Diluted Share $ 3.93 $ 2.75 Special charges — 1.04 Tax impact of special charges — (0.34) Loss on early extinguishment of debt 0.23 — Tax impact of loss on early extinguishment of debt (0.06) — Remeasurement of acquisition-related contingent consideration — 0.02 Tax impact of remeasurement of acquisition-related contingent consideration — (0.01) Non-cash interest expense on convertible notes 0.08 — Tax impact of non-cash interest expense on convertible notes (0.02) — Gain on sale of business (0.34) — Tax impact of gain on sale of business 0.18 — Impact of 2017 Tax Act — (1.14) Adjusted Earnings per Diluted Share (1) $ 4.00 $ 2.32 Weighted average number of common shares outstanding—diluted 38,318 39,192 All numbers in $000s, except for per share data (1) See “End Notes: FTI Consulting Non-GAAP Financial Measures” for the definitions of Adjusted Net Income and Adjusted Earnings per Diluted Share, which are non-GAAP financial measures.

Reconciliation of Net Income and Operating Income (Loss) to Adjusted EBITDA:
Three Months Ended December 31, 2018 and December 31, 2017

All numbers in $000s

Three Months Ended December 31, 2018

	Corporate Finance & Restructuring	Forensic and Litigation Consulting	Economic Consulting	Technology	Strategic Communications	Unallocated Corporate	Total
Net income							**$ 23,724**
Interest income and other							(2,903)
Interest expense							7,076
Loss on early extinguishment of debt							9,072
Income tax provision							7,834
Operating income	**$ 22,620**	**$ 20,134**	**$ 10,667**	**$ 426**	**$ 9,975**	**$ (19,019)**	**$ 44,803**
Depreciation and amortization	894	1,042	1,398	2,248	555	835	6,972
Amortization of other intangible assets	767	303	44	—	767	—	1,881
Adjusted EBITDA [(1)]	**$ 24,281**	**$ 21,479**	**$ 12,109**	**$ 2,674**	**$ 11,297**	**$ (18,184)**	**$ 53,656**

Three Months Ended December 31, 2017

	Corporate Finance & Restructuring	Forensic and Litigation Consulting	Economic Consulting	Technology	Strategic Communications	Unallocated Corporate	Total
Net income							**$ 66,888**
Interest income and other							(452)
Interest expense							6,547
Income tax benefit							(38,458)
Operating income (loss)	**$ 21,332**	**$ 20,286**	**$ 12,120**	**$ (1,079)**	**$ 4,840**	**$ (22,974)**	**$ 34,525**
Depreciation and amortization	815	1,042	1,316	2,664	673	899	7,409
Amortization of other intangible assets	1,218	396	134	158	860	—	2,766
Special charges	2,391	1,889	714	1,230	4,153	434	10,811
Adjusted EBITDA [(1)]	**$ 25,756**	**$ 23,613**	**$ 14,284**	**$ 2,973**	**$ 10,526**	**$ (21,641)**	**$ 55,511**

FTI CONSULTING

[(1)] See "End Notes: FTI Consulting Non-GAAP Financial Measures" for the definition of Adjusted EBITDA, which is a non-GAAP financial measure.

9

Reconciliation of Net Income and Operating Income to Adjusted EBITDA:

Year Ended December 31, 2018 and December 31, 2017

All numbers in $000s

Year Ended December 31, 2018

	Corporate Finance & Restructuring	Forensic and Litigation Consulting	Economic Consulting	Technology	Strategic Communications	Unallocated Corporate	Total
Net income							**$ 150,611**
Interest income and other							(4,977)
Interest expense							27,149
Loss on early extinguishment of debt							(13,031)
Gain on sale of business							9,072
Income tax provision							57,181
Operating income	**$ 115,124**	**$ 91,262**	**$ 64,052**	**$ 14,912**	**$ 37,250**	**$ (96,595)**	**$ 226,005**
Depreciation and amortization	3,428	4,237	5,607	12,405	2,302	3,557	31,536
Amortization of other intangible assets	3,108	1,322	296	70	3,366	—	8,162
Adjusted EBITDA [1]	**$ 121,660**	**$ 96,821**	**$ 69,955**	**$ 27,387**	**$ 42,918**	**$ (93,038)**	**$ 265,703**

Year Ended December 31, 2017

	Corporate Finance & Restructuring	Forensic and Litigation Consulting	Economic Consulting	Technology	Strategic Communications	Unallocated Corporate	Total
Net income							**$ 107,962**
Interest income and other							(3,752)
Interest expense							25,358
Income tax benefit							(20,857)
Operating income	**$ 70,234**	**$ 54,520**	**$ 49,154**	**$ 4,795**	**$ 13,148**	**$ (83,140)**	**$ 108,711**
Depreciation and amortization	3,175	4,259	5,589	11,684	2,405	4,065	31,177
Amortization of other intangible assets	4,014	1,592	597	635	3,725	—	10,563
Special charges	5,440	12,334	6,624	5,057	7,752	3,678	40,885
Remeasurement of acquisition-related contingent consideration	—	—	—	—	702	—	702
Adjusted EBITDA [1]	**$ 82,863**	**$ 72,705**	**$ 61,964**	**$ 22,171**	**$ 27,732**	**$ (75,397)**	**$ 192,038**

FTI CONSULTING

[1] See "End Notes: FTI Consulting Non-GAAP Financial Measures" for the definition of Adjusted EBITDA, which is a non-GAAP financial measure.

10

Reconciliation of Net Cash Provided by Operating Activities to Free Cash Flow: Years and Three Months Ended December 31, 2018 and December 31, 2017 All numbers in $000s (1) See “End Notes: FTI Consulting Non-GAAP Financial Measures” for the definition of Free Cash Flow, which is a non-GAAP financial measure. Year Ended December 31, 2018 Year Ended December 31, 2018 Three Months Ended December 31, 2018 Three Months Ended December 31, 2018 Year Ended December 31, 2017 Year Ended December 31, 2017 Three Months Ended December 31, 2017 Three Months Ended December 31, 2017 Net cash provided by operating activities $ 230,672 $ 144,400 $ 147,625 $ 123,592 Purchases of property and equipment (32,270) (4,429) (32,004) (11,983) Free Cash Flow (1) $ 198,402 $ 139,971 $ 115,621 $ 111,609

End Notes:FTI Consulting Non-GAAP Financial Measures In this presentation, we sometimes use information derived from consolidated and segment financial information that may not be presented in our financial statements or prepared in accordance with generally accepted accounting principles ("GAAP"). Certain of these measures are considered “non-GAAP financial measures” under the Securities and Exchange Commission ("SEC") rules. Specifically, we have referred to the following non-GAAP financial measures in this presentation: Total Segment Operating Income Adjusted EBITDA Total Adjusted Segment EBITDA Adjusted EBITDA Margin Adjusted Net Income Adjusted Earnings per Diluted Share Free Cash Flow We have included the definitions of Segment Operating Income (Loss) and Adjusted Segment EBITDA below in order to more fully define the components of certain non-GAAP financial measures in this presentation. We define Segment Operating Income (Loss), a GAAP financial measure, as a segment’s share of consolidated operating income. We define Total Segment Operating Income, which is a non-GAAP financial measure, as the total of Segment Operating Income (Loss) for all segments, which excludes unallocated corporate expenses. We use Segment Operating Income (Loss) for the purpose of calculating Adjusted Segment EBITDA. We define Adjusted Segment EBITDA, a GAAP financial measure, as a segment’s share of consolidated operating income before depreciation, amortization of intangible assets, remeasurement of acquisition-related contingent consideration, special charges and goodwill impairment charges. We use Adjusted Segment EBITDA as a basis to internally evaluate the financial performance of our segments because we believe it reflects current core operating performance and provides an indicator of the segment’s ability to generate cash. We define Adjusted EBITDA Margin as Adjusted EBITDA as a percentage of total revenues. We define Total Adjusted Segment EBITDA, which is a non-GAAP financial measure, as the total of Adjusted Segment EBITDA for all segments, which excludes unallocated corporate expenses. We define Adjusted EBITDA, which is a non-GAAP financial measure, as consolidated net income before income tax provision, other non-operating income (expense), depreciation, amortization of intangible assets, remeasurement of acquisition-related contingent consideration, special charges, goodwill impairment charges, gain or loss on sale of a business and losses on early extinguishment of debt. We believe that these non-GAAP financial measures, when considered together with our GAAP financial results and GAAP financial measures, provide management and investors with a more complete understanding of our operating results, including underlying trends. In addition, EBITDA is a common alternative measure of operating performance used by many of our competitors. It is used by investors, financial analysts, rating agencies and others to value and compare the financial performance of companies in our industry. Therefore, we also believe that these measures, considered along with corresponding GAAP financial measures, provide management and investors with additional information for comparison of our operating results with the operating results of other companies. We define Adjusted Net Income and Adjusted Earnings per Diluted Share (“Adjusted EPS”), which are non-GAAP financial measures, as net income and earnings per diluted share ("EPS"), respectively, excluding the impact of remeasurement of acquisition-related contingent consideration, special charges, goodwill impairment charges, losses on early extinguishment of debt, non-cash interest expense on convertible notes, gain or loss on sale of a business and the impact of adopting the 2017 U.S. Tax Cuts and Jobs Act (the “2017 Tax Act”). We use Adjusted Net Income for the purpose of calculating Adjusted EPS. Management uses Adjusted EPS to assess total Company operating performance on a consistent basis. We believe that these non-GAAP financial measures, when considered together with our GAAP financial results, provide management and investors with an additional understanding of our business operating results, including underlying trends. We define Free Cash Flow, which is a non GAAP financial measure, as net cash provided by operating activities less cash payments for purchases of property and equipment. We believe this non-GAAP financial measure, when considered together with our GAAP financial results, provides management and investors with an additional understanding of the Company’s ability to generate cash for ongoing business operations and other capital deployment. Non-GAAP financial measures are not defined in the same manner by all companies and may not be comparable with other similarly titled measures of other companies. Non-GAAP financial measures should be considered in addition to, but not as a substitute for or superior to, the information contained in our Consolidated Statements of Comprehensive Income.

Appendix

Fourth Quarter and Full Year 2018:Select Geographic Review Percentage of Consolidated Revenues Revenue Growth Region Q4 2018 FY 2018 Q4 2018 vs. Q4 2017 FY 2018 vs. FY 2017 North America 67.7% 69.0% 5.1% 8.4 % EMEA 24.0% 22.3% 18.3% 24.3 % Asia Pacific 6.7% 6.9% 1.6% 9.2 % Latin America 1.6% 1.8% 20.5% 45.2%

Full Year 2018: Select Awards & Accolades